THE INTEGRITY FUNDS

(the “Trust”)

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity ESG Growth & Income Fund

(formerly, Integrity Growth & Income Fund)

Integrity High Income Fund

Integrity Mid-North American Resources Fund

 (series of the Trust, and each a “Fund” and collectively, the “Funds”)

Supplement Dated August 31, 2020 to the Funds’

Statement of Additional Information dated November 29, 2019

In the “Trustees and Officers” section, the sub-section entitled “Officers” is replaced with the following:

Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Principal Occupations for Past Five Years	Other Directorships Held During Past Five Years
Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	August 2009

Governor, CEO, and President (2009 to present):  Corridor; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present):  Viking Management; Governor and President (2009 to present):  Integrity Fund Services and Integrity Funds Distributor; President:  Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (1999 to present)

N/A
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	June 2003	Governor (2009 to present): Corridor; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)	N/A
Shelly Nahrstedt 1 N. Main St. Minot, ND 58703 August 31, 1961	Treasurer	August 2020

Chief Operating Officer, Integrity Fund Services, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018)

N/A
Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	October 2005 and October 2009

Mutual Fund Chief Compliance Officer:  Integrity Managed Portfolios (2005 to 2018), and Viking Mutual Funds (2009 to present); Secretary:  Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

N/A

(1)             Trustee who is an “interested person” of the Funds as defined in the 1940 Act.  Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor.  He is also a governor of Corridor.

(2)             Shannon D. Radke, Peter A. Quist, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor).  Mr. Radke and Mr. Quist are also governors of Corridor.  In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex.  Mr. Radke serves as President, Mr. Quist serves as Vice President, Ms. Nahrstedt serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

In the “Investment Adviser” section, the first two paragraphs are replaced with the following:

Since August 1, 2009, Viking Management has been retained by each Fund under an investment advisory agreement (each an “Investment Advisory Agreement”) to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees.  Prior to August 1, 2009, Integrity Money Management, a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the then-existing Funds.  However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer).  Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution, and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries.  Viking Management has been a wholly-owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day‑to‑day investment decisions for the Funds and continuously reviews, supervises, and administers the Funds’ investment programs.  The address of Viking Management is PO Box 500, Minot, North Dakota 58702.  As indicated above in “Trustees and Officers” (i) Shannon D. Radke, an officer of the Trust, is also a governor and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board, is also a governor of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor of Corridor; and (iv) Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.

In the “The Underwriter” section, the first two paragraphs are replaced with the following:

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703.

Since July 31, 2009, Integrity Funds Distributor has been a wholly-owned subsidiary of Corridor.  Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Funds, and an officer and governor of Integrity Funds Distributor.  Peter A. Quist is a governor of Corridor and an officer of the Funds.  Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Board.  Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.  See “Trustees and Officers” above.  Mr. Radke, Mr. Walstad, Mr. Quist, and Mr. Wheeler are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares or Class C shares) or brokerage commissions by the Funds to the Distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE